UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2022
Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Phillips Highway, Suite 300 Jacksonville , Florida	32256
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 644-7670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Dream Finders Homes, Inc. (the “Company”) held its Annual Meeting of Stockholders (the "Annual Meeting") on June 9, 2022. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 28, 2022.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve one-year terms expiring at the Company’s 2023 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified, or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstentions	Broker Non-Votes
Patrick O. Zalupski	194,810,754	563,704	37,724	8,119,976
W. Radford Lovett II	194,771,537	597,561	43,084	8,119,976
Megha H. Parekh	193,977,120	1,392,576	42,486	8,119,976
Justin W. Udelhofen	194,806,569	562,510	43,103	8,119,976
William H. Walton III	194,806,750	562,580	42,852	8,119,976

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following vote:

For	Against	Abstentions	Broker Non-Votes
203,520,775	10,001	1,382	—

Proposal 3 – Non-Binding, Advisory Vote on Executive Compensation

The Company’s stockholders approved the non-binding, advisory resolution on executive compensation for fiscal year 2021 by the following vote:

For	Against	Abstentions	Broker Non-Votes
195,336,242	65,330	10,610	8,119,976

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: June 14, 2022